Nonparticipant-Directed Investments - Changes in Net assets Relating to the Nonparticipant-directed Investments (Details) - Nonparticipant-Directed Investments [Member] - Honeywell Puerto Rico Savings Plan [Member]
$ in Thousands
12 Months Ended
Dec. 31, 2025 USD ($)
Changes in net assets:
Net (depreciation)	$ (2,108)
Dividends	502
Employer Contributions	2,293
Participant Contributions	788
Roll-over Contributions	30
Benefits Paid to Participants	(1,216)
Plan Expenses	(1)
Net transfers to participant-directed investments	(992)
Net increase in net assets during year	(704)
Honeywell Common Stock Fund [Member]
Net assets:
Honeywell Common Stock Fund	$ 22,820